COLUMBIA FUNDS VARIABLE INSURANCE TRUST

One Financial Center, Boston, Massachusetts 02111

Columbia Asset Allocation Fund, Variable Series

Columbia Federal Securities Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Large Cap Growth Fund Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Mid Cap Value Fund, Variable Series

Columbia Money Market Fund, Variable Series

Columbia S&P 500 Index Fund, Variable Series

Columbia Small Cap Value Fund, Variable Series

Columbia Small Company Growth Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

(Each a “Fund” and collectively, the “Funds.”)

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2007, as amended January 24, 2008

This Statement of Additional Information (“SAI”) is not a Prospectus, and is authorized for distribution only when accompanied or preceded by the applicable Class A or Class B Prospectuses for Columbia Funds Variable Insurance Trust (the “Trust”), dated May 1, 2007. This SAI provides additional information that should be read in conjunction with the relevant prospectus and the most recent annual report dated December 31, 2006, and any supplements thereto, which may be obtained at no charge by calling Columbia Management Services, Inc. (“CMS”) at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectuses), or the broker-dealers offering certain variable annuity contracts (“VA contracts”) or variable life insurance policies (“VLI policies”) issued by the Participating Insurance Company. Each Fund’s financial statements for the fiscal year ended December 31, 2006 are incorporated by reference into this SAI. The most recent Annual Report to shareholders may be obtained at no charge by calling CMS at the number above or by contacting the Participating Insurance Company, or the broker-dealers offering certain VA contracts or VLI policies issued by the Participating Insurance Company.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3

INVESTMENT RESTRICTIONS	5

PORTFOLIO TURNOVER	12

PURCHASES AND REDEMPTIONS	12

TRUSTEES AND OFFICERS	13

PORTFOLIO MANAGERS	25

MANAGEMENT ARRANGEMENTS	37

TRUST CHARGES AND EXPENSES	39

UNDERWRITERS	47

ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS	48

CODE OF ETHICS	50

ANTI-MONEY LAUNDERING COMPLIANCE	50

DISCLOSURE OF PORTFOLIO INFORMATION	50

CUSTODIAN	55

PORTFOLIO TRANSACTIONS	55

NET ASSET VALUE	65

TAXES	66

RECORD SHAREHOLDERS	69

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

APPENDIX A - INVESTMENT TECHNIQUES AND SECURITIES	78

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	101

GENERAL INFORMATION AND HISTORY

Columbia Funds Variable Insurance Trust (the “Trust”), a business trust organized under the laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust currently offers eleven Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Columbia Asset Allocation Fund, Variable Series (“Asset Allocation Fund”), Columbia Federal Securities Fund, Variable Series (“Federal Securities Fund”), Columbia International Fund, Variable Series (“International Fund”), Columbia Large Cap Growth Fund Variable Series (“Large Cap Growth Fund”), Columbia Large Cap Value Fund, Variable Series (“Large Cap Value Fund”), Columbia Mid Cap Value Fund, Variable Series (“Mid Cap Value Fund”), Columbia Money Market Fund, Variable Series (“Money Market Fund”), Columbia S&P 500 Index Fund, Variable Series (“500 Index Fund”), Columbia Small Cap Value Fund, Variable Series (“Small Cap Value Fund”), Columbia Small Company Growth Fund, Variable Series (“Small Company Growth Fund”) and Columbia Strategic Income Fund, Variable Series (“Strategic Income Fund”) (individually referred to as a “Fund”, or by the defined name indicated, or collectively as the “Funds”).

Prior to May 1, 2006 (the “Fund Reorganization Date”), the International Fund, Large Cap Value Fund, Mid Cap Value Fund, 500 Index Fund, Small Cap Value Fund and Strategic Income Fund were organized as series of Liberty Variable Investment Trust, a Massachusetts business trust (the “Predecessor Funds”) that commenced investment operations on July 1, 1993. The information provided for each of these Funds in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Funds.

Columbia Management Advisors, LLC (the “Advisor”) serves as investment advisor pursuant to investment advisory agreements between the Trust, on behalf of the Funds, and the Advisor (the “Management Agreements”). The Advisor is a direct wholly owned subsidiary of Columbia Management Group, LLC (“CMG”), which is an indirect wholly owned subsidiary of Bank of America Corporation (“Bank of America”). The Advisor’s address is 100 Federal Street, Boston, Massachusetts 02110. The directors and the principal executive officer of the Advisor are Keith T. Banks (principal executive officer and director) and Roger Sayler (director). The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022.

The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.

Effective May 1, 2006, the Trust changed its name from “SteinRoe Variable Investment Trust” to its current name.

Effective April 7, 2003, the Asset Allocation Fund changed its name from “Stein Roe Balanced Fund, Variable Series” to “Liberty Asset Allocation Fund, Variable Series.” Effective May 1, 2006, the Asset Allocation Fund changed its name from “Liberty Asset Allocation Fund, Variable Series” to its current name.

Effective May 1, 2006, the Federal Securities Fund changed its name from “Liberty Federal Securities Fund, Variable Series” to its current name.

Effective April 7, 2003, the International Fund changed its name from “Colonial International Fund for Growth, Variable Series” to its current name.

Effective February 25, 2005, the Large Cap Growth Fund changed its name from “Stein Roe Growth Stock Fund, Variable Series” to its current name.

Effective April 7, 2003, the Large Cap Value Fund changed its name from “Colonial U.S. Growth & Income Fund, Variable Series” to “Liberty Growth & Income Fund, Variable Series.” Effective May 1, 2006, the Large Cap Value Fund changed its name from “Liberty Growth & Income Fund, Variable Series” to its current name.

Effective May 1, 2006, the Mid Cap Value Fund changed its name from “Liberty Select Value Fund, Variable Series” to its current name.

Effective April 7, 2003, the Money Market Fund changed its name from “Stein Roe Money Market Fund, Variable Series” to “Liberty Money Market Fund, Variable Series.” Effective May 1, 2006, the Money Market Fund changed its name from “Liberty Money Market Fund, Variable Series” to its current name.

Effective May 1, 2006, the 500 Index Fund changed its name from “Liberty S&P 500 Index Fund, Variable Series” to its current name.

Effective May 1, 2006, the Small Cap Value Fund changed its name from “Colonial Small Cap Value Fund, Variable Series” to its current name.

Effective April 14, 2003, the Small Company Growth Fund changed its name from “Stein Roe Small Company Growth Fund, Variable Series” to “Liberty Small Company Growth Fund, Variable Series.” Effective May 1, 2006, the Small Company Growth Fund changed its name from “Liberty Small Company Growth Fund, Variable Series” to its current name.

Effective May 1, 2006, the Strategic Income Fund changed its name from “Colonial Strategic Income Fund, Variable Series” to its current name.

The Trust issues shares of beneficial interest in each Fund. Each Fund is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers eleven series, each of which has two separate classes of shares, Class A shares and Class B shares except the Money Market Fund which only offers Class A shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (“1940 Act”), which is used for certain shareholder service and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund’s per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for VA contracts and VLI policies offered by the separate accounts of Participating Insurance Companies.

The Trust was organized under an Agreement and Declaration of Trust (“Declaration of Trust”) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust’s shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize.

Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund’s Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

The Trust is required to hold a shareholders’ meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

The Trustees of the Trust (“Board of Trustees”) monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under “Mixed and Shared Funding.”

INVESTMENT RESTRICTIONS

The investment restrictions specified below with respect to each Fund as “Fundamental Investment Policies” have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As provided in the 1940 Act, the term “majority of the outstanding voting securities” means the lesser of a vote of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental goals, policies, or restrictions of that Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

Fundamental Investment Policies

The following investment restrictions apply to each Fund except as otherwise indicated.

A Fund may not:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (“1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. [For Money Market Fund only, the following sentence is added: “This restriction shall not apply to securities of issuers in the financial services industry.”]

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Money Market Fund and Small Company Growth Fund

The Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Money Market Fund and Small Company Growth Fund are also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a)	not invest in companies for the purpose of exercising control or management;

(b)	not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c)	not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d)	not issue senior securities, except to the extent permitted by the 1940 Act (including permitted borrowings);

(e)	not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f)	not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g)	not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h)	buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i)	not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j)	not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

(k)	not invest more than 15% [except as to Money Market Fund, 10%] of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days; or

(l)	invest up to 20% of its total assets in foreign securities [applies to Large Cap Growth Fund only].

Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by SEC rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industries. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industries. The financial services industries include issuers that are in the following categories: banks; financial companies such as mortgage companies; investment banks; brokerage companies; special purpose entities; and personal and business credit institutions.

Additional Voluntary Restrictions Pertaining to Small Company Growth Fund

Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1.	The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund’s net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

2.	Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3.	The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund’s assets will not constitute a violation of the limit.

International Fund

Other Investment Policies. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the International Fund may not:

1.	Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.	Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3.	Invest more than 15% of its net assets in illiquid assets;

4.	With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

5.	Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund’s aggregate investment in such securities would exceed 5% of total assets;

6.	Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

7.	Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

8.	Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer’s equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer’s debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

Large Cap Value Fund

Other Investment Policies. As non-fundamental investment policies of Large Cap Value Fund, which may be changed without a shareholder vote, the Large Cap Value Fund may not:

1.	Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.	Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3.	Invest more than 15% of its net assets in illiquid assets; or

4.	Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

Mid Cap Value Fund

Other Investment Policies. As non-fundamental investment policies of the Mid Cap Value Fund, which may be changed without a shareholder vote, the Mid Cap Value Fund may not:

1.	Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.	Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

3.	Invest more than 15% of its net assets in illiquid assets.

500 Index Fund

Other Investment Policies. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the 500 Index Fund may not:

1.	Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.	Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

3.	Invest more than 15% of its net assets in illiquid assets.

Small Cap Value Fund

Other Investment Policies. As non-fundamental investment policies of Small Cap Value Fund, which may be changed without a shareholder vote, the Small Cap Value Fund may not:

1.	Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.	Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3.	Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; or

4.	Invest more than 15% of its net assets in illiquid assets.

Strategic Income Fund

Other Investment Policies. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Strategic Income Fund may not:

1.	Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2.	Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

3.	Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

4.	Invest more than 15% of its net assets in illiquid assets.

In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of the limitation.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

PORTFOLIO TURNOVER

The portfolio turnover of each Fund will vary from year to year. The Funds generally intend to purchase securities for long-term investment, but may purchase securities in anticipation of relatively short-term profits, and when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund is shown under “FINANCIAL HIGHLIGHTS” in the Prospectus.

A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as “Collateralized Transactions”), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. Higher transaction costs reduce the Funds’ returns.

PURCHASES AND REDEMPTIONS

Purchases and redemptions are discussed in the Prospectus under the heading “SHAREHOLDER INFORMATION.”

Each Fund’s net asset value is determined on days on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information – How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

TRUSTEES AND OFFICERS

The Board of Trustees has overall management responsibility for the Trust and the Funds.

Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

Disinterested Trustees

Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Thomas C. Theobald (Born 1937)	Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004.	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

John D. Collins (Born 1938)	Trustee (4)	2007	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999)	95	Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)	Trustee (4)	2007	Co-Founder of Baringo Capital LLC (private equity)(since 2002); President, Continuation Investments Group, Inc. (1997 to 2001)	95	Parsons Brinckerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Crystal River Inc.; Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955)	Trustee	1996	Independent business executive since May, 2006; Executive Vice President — Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001.	68	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
Morrill Melton Hall, Jr. (Born 1944)	Trustee (4)	2007	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration)	95	None

Janet Langford Kelly (Born 1957)	Trustee	1996

Senior Vice President, General Counsel and

Corporate Secretary,

ConocoPhillips (integrated energy company) since

September, 2007;

Deputy General Counsel – Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006; Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President - Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003.

				68	None

Richard W. Lowry (Born 1936)	Trustee	1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)	Trustee	1981	Professor of Economics, University of Washington since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington since September, 1980; Associate Editor, Journal of Money Credit and Banking since September, 1993; consultant on econometric and statistical matters.	68	None

John J. Neuhauser (Born 1942)	Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November, 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005.	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)	Trustee (4)	2007	Cable television producer and website designer; Editor, Scientific American 1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana	95	Member, Board of Directors, National Institute of Social Sciences; and Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944)	Trustee	2000	Partner, Perkins Coie L.L.P. (law firm).	68	None

Thomas E. Stitzel (Born 1936)	Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst.	68	None

Anne-Lee Verville (Born 1945)	Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	68	None

Interested Trustee

Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Columbia Fund Complex Overseen by Trustee	Other Directorships Held(2)
William E. Mayer(3) (Born 1940)	Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997.	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing).

(1)	The date shown is the earliest date on which a Trustee was elected or appointed to the board of a Fund in the Columbia Fund Complex.
(2)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
(3)	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.
(4)	Effective December 12, 2007, the Board of Trustees of the Trust elected Rodman L. Drake, Morrill Melton Hall, Jr., Jonathan Piel and John D. Collins as Trustees. Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC.

Name and Year of Birth	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957)	President	2004

President — Columbia Funds, since October

2004; Managing Director — Columbia

Management Advisors, LLC, since September

2005; Senior Vice President — Columbia

Management Distributors, Inc., since January

2005; Director — Columbia Management

Services, Inc., since January 2005; Director —

Bank of America Global Liquidity Funds, plc and

Banc of America Capital Management (Ireland),

Limited, since May 2005; Director — FIM

Funding, Inc., since January 2005; President and

Chief Executive Officer — CDC IXIS AM

Services, Inc. (investment management), from

September 1998 through August 2004; and a

senior officer or director of various other Bank of

America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000

Treasurer — Columbia Funds, since October

2003; Treasurer — the Liberty Funds, Stein Roe

Funds and Liberty All-Star Funds, December

2000 — December 2006; Vice President —

Columbia Management Advisors, LLC, since

April 2003; President — Columbia Funds,

Liberty Funds and Stein Roe Funds, February

2004 to October 2004; Treasurer — Galaxy

Funds, September 2002 to December 2005;

Treasurer, December 2002 to December 2004,

and President, February 2004 to December 2004

— Columbia Management Multi-Strategy Hedge

Fund, LLC; and a senior officer of various other

Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June, 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August, 2004 to May, 2005; Managing Director, Deutsche Asset Management (investment management) prior to August, 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July, 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July, 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Fund Controller from October, 2004 to January, 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)	Assistant Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January, 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January, 2006.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November, 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September, 2003; Manager, Investors Bank & Trust Company (financial services) from December, 2002 to September, 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December, 2002.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December, 2004; Vice President, State Street Corporation (financial services) prior to December, 2004.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April, 2005; Partner, Goodwin Procter LLP (law firm) prior to April, 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October, 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April, 2004 to October, 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) prior to April, 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March, 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February, 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007

Assistant General Counsel, Bank of America

since March 2007; Vice President and Counsel,

Deutsche Asset Management (investment

management) from October 2005 to March 2007;

Associate, Dechert LLP (law firm) from June

2000 to September 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April, 2002; Assistant Vice President of Taxes and Distributions of the Advisor from 2001 to April, 2002.

Each of the Trust’s Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliate is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders’ meeting in 2005, and will hold a shareholders’ meeting at least once every five years thereafter to elect Trustees.

Trustees and Trustees’ Fees

The “Columbia Fund Complex” includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year and calendar year ended December 31, 2006, the Trustees received the following compensation for serving as Trustees:

Trustee	Pension or Retirement Benefits Accrued as Part of Fund Expenses(a)	Total Compensation from the Columbia Fund Complex Paid to the Trustees for the Calendar Year Ended December 31, 2006(b)
Douglas A. Hacker	N/A	$199,000
John D. Collins	N/A	97,095	(i)
Rodman L. Drake	N/A	110,246	(i)
Morrill Melton Hall, Jr.	N/A	91,444	(i)
Janet Langford Kelly	N/A	194,500
Richard W. Lowry	N/A	223,500	(h)
William E. Mayer	N/A	193,500	(h)
Charles R. Nelson	N/A	183,000
John J. Neuhauser	N/A	223,000	(h)
Jonathan Piel	N/A	93,944	(i)
Patrick J. Simpson (c)	N/A	186,000
Thomas E. Stitzel(d)	N/A	191,500
Thomas C. Theobald(e)	N/A	274,000
Anne-Lee Verville(f)	N/A	191,500
Richard L. Woolworth(g)	N/A	103,250

Trustee	Aggregate Compensation from the Asset Allocation Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the Federal Securities Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the International Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the Large Cap Growth Fund for the Fiscal Year Ended December 31, 2006
John D. Collins(i)	$0	$0	$0	$0
Rodman L. Drake(i)	0	0	0	0
Douglas A. Hacker	2,020	$1,656	$1,194	$1,478
Morrill Melton Hall, Jr.(i)	0	0	0	0
Janet Langford Kelly	1,970	1,617	1,165	1,443
Richard W. Lowry	1,662	1,364	983	1,217
William E. Mayer	1,821	1,495	1,076	1,334
Charles R. Nelson	1,854	1,522	1,097	1,359
John J. Neuhauser	1,760	1,443	1,041	1,289
Jonathan Piel(i)	0	0	0	0
Patrick J. Simpson(c)	1,885	1,547	1,115	1,381
Thomas E. Stitzel(d)	1,940	1,592	1,148	1,422
Thomas C. Theobald(e)	2,778	2,276	1,639	2,031
Anne-Lee Verville(f)	1,940	1,592	1,148	1,422
Richard L. Woolworth(g)	1,022	845	602	751

Trustee	Aggregate Compensation from the Large Cap Value Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the Mid Cap Value Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the Money Market Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the 500 Index Fund for the Fiscal Year Ended December 31, 2006
John D. Collins(i)	$0	$0	$0	$0
Rodman L. Drake(i)	0	0	0	0
Douglas A. Hacker	1,880	1,084	1,857	1,119
Morrill Melton Hall, Jr.(i)	0	0	0	0
Janet Langford Kelly	1,829	1,058	1,812	1,092
Richard W. Lowry	1,543	892	1,529	922
William E. Mayer	1,689	977	1,674	1,009
Charles R. Nelson	1,720	996	1,706	1,029
John J. Neuhauser	1,638	945	1,619	976
Jonathan Piel(i)	0	0	0	0
Patrick J. Simpson (c)	1,750	1,013	1,735	1,046
Thomas E. Stitzel(d)	1,798	1,042	1,785	1,076
Thomas C. Theobald(e)	2,595	1,488	2,550	1,537
Anne-Lee Verville (f)	1,798	1,042	1,785	1,076
Richard L. Woolworth(g)	939	545	937	566

Trustee	Aggregate Compensation from the Small Cap Value Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the Small Company Growth Fund for the Fiscal Year Ended December 31, 2006	Aggregate Compensation from the Strategic Income Fund for the Fiscal Year Ended December 31, 2006
John D. Collins(i)	$0	$0	$0
Rodman L. Drake(i)	0	0	0
Douglas A. Hacker	2,780	1,176	1,513
Morrill Melton Hall, Jr.(i)	0	0	0
Janet Langford Kelly	2,709	1,139	1,477
Richard W. Lowry	2,287	961	1,246
William E. Mayer	2,495	1,049	1,366
Charles R. Nelson	2,551	1,071	1,390
John J. Neuhauser	2,427	1,024	1,319
Patrick J. Simpson (c)	2,598	1,091	1,413
Thomas E. Stitzel(d)	2,669	1,119	1,455
Thomas C. Theobald(e)	3,817	1,628	2,080
Anne-Lee Verville(f)	2,669	1,119	1,455
Richard L. Woolworth(g)	1,361	568	773

(a)	The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(b)	As of December 31, 2006, the Columbia Fund Complex consisted of 148 open-end and 7 closed-end management investment company portfolios. As of December 31, 2006, the Trustees served as trustees of 68 of such open-end and all of such closed-end management investment company portfolios.
(c)	During the fiscal year ended December 31, 2006, and the calendar year ended December 31, 2006, Mr. Simpson deferred $1,885, $1,547, $1,115, $1,381, $1,750, $1,013, $1,735, $1,046, $2,598, $1,091 and $1,413 of his compensation from the Asset Allocation Fund, Federal Securities Fund, International Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Money Market Fund, 500 Index Fund, Small Cap Value Fund, Small Company Growth Fund and Strategic Income Fund, respectively, and $186,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 29, 2006, the value of Mr. Simpson’s account under that plan was $511,995.
(d)	During the fiscal year ended December 31, 2006, and the calendar year ended December 31, 2006, Mr. Stitzel deferred $1,179, $970, $700, $867, $1,081, $636, $1,089, $657, $1,626, $664 and $886 of his compensation from the Asset Allocation Fund, Federal Securities Fund, International Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Money Market Fund, 500 Index Fund, Small Cap Value Fund, Small Company Growth Fund and Strategic Income Fund, respectively, and $116,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 29, 2006, the value of Mr. Stitzel’s account under that plan was $128,397.
(e)	During the fiscal year ended December 31, 2006, and the calendar year ended December 31, 2006, Mr. Theobald deferred $1,877, $1,534, $945, $1,169, $1,523, $858, $1,469, $885, $2,217, $972 and $1,199 of his compensation from the Asset Allocation Fund,, Federal Securities Fund, International Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Money Market Fund, 500 Index Fund, Small Cap Value Fund, Small Company Growth Fund and Strategic Income Fund, respectively, and $185,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 29, 2006, the value of Mr. Theobald’s account under that plan was $584,565.
(f)	At December 29, 2006, the value of Ms. Verville’s account under the deferred compensation plan was $792,952.
(g)	Mr. Woolworth served as a Trustee until August 4, 2006.
(h)	Total compensation figures for Messrs. Lowry, Mayer and Neuhauser include Trustee fees paid to them by Liberty All-Star Equity Fund, Inc. and Liberty All-Star Growth Fund, Inc. prior to December 15, 2006, at which time these funds ceased to be a part of the Columbia Fund Complex.
(i)	Messrs. Drake, Hall, Piel and Collins were elected to the Board on December 12, 2007. They also serve as directors/trustees of the Excelsior Funds, which are part of the Columbia Funds Complex.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds’ affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Collins, Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the Funds’ independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended December 31, 2006, the Audit Committee convened ten times.

Governance Committee

Messrs. Drake, Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds’ Advisor. For the fiscal year ended December 31, 2006, the Governance Committee convened four times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in the Funds’ proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson, Neuhauser and Piel are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended December 31, 2006, the Advisory Fees & Expenses Committee convened six times.

Compliance Committee

Mses. Kelly and Verville, and Messrs. Hall, Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds, and oversight of compliance by the Funds’ investment advisor, principal underwriter and transfer agent. For the fiscal year ended December 31, 2006, the Compliance Committee convened ten times.

Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment goals. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

IOC #1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income – Core, Taxable Fixed Income, and Municipal.

IOC #2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid Cap Value, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income – Multi Sector and Taxable Fixed Income.

IOC#3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC#4:	Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006 (i) in each Fund and (ii) in the funds in the Columbia Fund Complex.

Name of Trustee	Dollar Range of Equity Securities Owned in the Asset Allocation Fund	Dollar Range of Equity Securities Owned in the Federal Securities Fund	Dollar Range of Equity Securities Owned in the International Fund	Dollar Range of Equity Securities Owned in the Large Cap Growth Fund
Disinterested Trustees
Douglas A. Hacker	None	None	None	None
Janet Langford Kelly	None	None	None	None
Richard W. Lowry	None	None	None	None
Charles R. Nelson	None	None	None	None
John J. Neuhauser	None	None	None	None
Patrick J. Simpson	None	None	None	None
Thomas E. Stitzel	None	None	None	None
Thomas C. Theobald	None	None	None	None
Anne-Lee Verville (a)	None	None	None	None

Interested Trustee
William E. Mayer	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities Owned in the Large Cap Value Fund	Dollar Range of Equity Securities Owned in the Mid Cap Value Fund	Dollar Range of Equity Securities Owned in the Money Market Fund	Dollar Range of Equity Securities Owned in the 500 Index Fund
Disinterested Trustees
Douglas A. Hacker	None	None	None	None
Janet Langford Kelly	None	None	None	None
Richard W. Lowry	None	None	None	None
Charles R. Nelson	None	None	None	None
John J. Neuhauser	None	None	None	None
Patrick J. Simpson	None	None	None	None
Thomas E. Stitzel	None	None	None	None
Thomas C. Theobald	None	None	None	None
Anne-Lee Verville (a)	None	None	None	None

Interested Trustee
William E. Mayer	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities Owned in the Small Cap Value Fund	Dollar Range of Equity Securities Owned in the Small Company Growth Fund	Dollar Range of Equity Securities Owned in the Strategic Income Fund	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen by Trustee in Columbia Fund Complex
Disinterested Trustees
Douglas A. Hacker	None	None	None	Over $100,000
Janet Langford Kelly	None	None	None	Over $100,000
Richard W. Lowry	None	None	None	Over $100,000
Charles R. Nelson	None	None	None	Over $100,000
John J. Neuhauser	None	None	None	Over $100,000
Patrick J. Simpson	None	None	None	Over $100,000
Thomas E. Stitzel	None	None	None	Over $100,000
Thomas C. Theobald	None	None	None	Over $100,000
Anne-Lee Verville (a)	None	None	None	Over $100,000

Interested Trustee
William E. Mayer	None	None	None	$10,001-50,000

(a)	Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds’ portfolio managers managed as of the Funds’ fiscal year-end.

Asset Allocation Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Leonard A. Aplet	12	$5.43 billion	8	$1.6 billion	130	$6.9 billion
Stephen D. Barbaro	4	$1.4 billion	1	$21 million	11	$33 million
Paul J. Berlinguet	5	$2.1 billion	1	$390 million	15	$232 million
Daniel H. Cole	2	$449 million	3	$131 million	6	$31 million
Wayne M. Collette	10	$2.24 billion	1	$4.4 million	24*	$355 million
Kevin L. Cronk	13	$8.8 billion	10	$261 million	5	$387 million
Daniele M. Donahue	2	$603 million	3	$131 million	9	$29.5 million
Lori J. Ensinger	13	$8.7 billion	2	$566 million	4,643	$4.1 billion
Edward P. Hickey	7	$2.1 billion	1	$390 million	25	$475 million
David I. Hoffman	13	$8.7 billion	2	$566 million	4,649	$4.1 billion
Jeremy Javidi	4	$1.4 billion	1	$21 million	8	$28 million

Vikram J. Kuriyan, Ph.D.	26	$10.68 billion	38	$4.34 billion	121(**)	$10.02 billion
Thomas A. LaPointe	13	$8.8 billion	10	$261 million	6	$387 million
Lawrence W. Lin****	7	$1.98 billion	1	$900,000	32	$132 million
Robert Madsen	1	$69.1 million	0	$0	0	$0
Jon Michael Morgan	2	$603 million	3	$131 million	9	$30 million
George J. Myers	7	$1.87 billion	1	$4.4 million	18	$285 million
Brian D. Neigut****	7	$1.98 billion	1	$900,000	30	$132 million
Noah J. Petrucci	13	$8.7 billion	2	$566 million	4,648	$4.1 billion
Christian Pineno	3	$695 million	3	$131 million	10	$30 million
Klaus Röpke	1	$69.1 million	0	$0	0	$0
Clifford D. Siverd	2	$603 million	3	$131 million	10	$29.7 million
Diane L. Sobin	13	$8.7 billion	2	$566 million	4,654	$4.1 billion
Roger R. Sullivan	5	$2.2 billion	1	$400 million	19	$250 million
Mary-Ann Ward	5	$2.2 billion	1	$400 million	82	$353.9 million
John T. Wilson	5	$2.1 billion	1	$390 million	27	$250 million
Karen Wurdack, Ph.D.	2(***)	$927 million	0	$0	7	$386 thousand

(*)	Included among these accounts is 1 account, totaling $69 million in assets, that includes an advisory fee based on performance.
(**)	Included among these accounts are 2 accounts, totaling $28.61 million in assets, that include an advisory fee based on performance.
(***)	All accounts include an advisory fee based on performance.
(****)	Account information is provided as of August 31, 2007.

Federal Securities Fund

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Jonathan P. Carlson*	0	$0	0	$0	3	$250 thousand

*	Account information is provided as of May 31, 2007.

International Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Timothy R. Anderson	3	$1.5 billion	1	$519.1 million	6	$195.8 million
Fred Copper	5	$1.8 billion	1	$519.1 million	7	$196.1 million
Paul J. DiGiacomo	3	$1.5 billion	1	$519.1 million	13	$196 million
Jasmine (Weili) Huang	4	$1.7 billion	1	$519.1 million	4	$100 thousand
Daisuke Nomoto	3	$1.5 billion	1	$519.1 million	1	$25 thousand

Large Cap Growth Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Paul J. Berlinguet	5	$2.1 billion	1	$390 million	15	$232 million
Edward P. Hickey	7	$2.1 billion	1	$390 million	25	$475 million
Roger R. Sullivan	5	$2.2 billion	1	$400 million	19	$250 million
Mary-Ann Ward	5	$2.2 billion	1	$400 million	82	$353.9 million
John T. Wilson	5	$2.1 billion	1	$390 million	27	$250 million

Large Cap Value Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	13	$8.5 billion	2	$566 million	4,643	$4.1 billion
David I. Hoffman	13	$8.5 billion	2	$566 million	4,649	$4.1 billion
Noah J. Petrucci	13	$8.5 billion	2	$566 million	4,648	$4.1 billion
Diane L. Sobin	13	$8.5 billion	2	$566 million	4,654	$4.1 billion

Mid Cap Value Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	13	$8.7 billion	2	$566 million	4,643	$4.1 billion
David I. Hoffman	13	$8.7 billion	2	$566 million	4,649	$4.1 billion
Noah J. Petrucci	13	$8.7 billion	2	$566 million	4,648	$4.1 billion
Diane L. Sobin	13	$8.7 billion	2	$566 million	4,654	$4.1 billion

500 Index Fund

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Vikram J. Kuriyan, PhD	26	$10.80 billion	38	$4.34 billion	121(*)	$10.02 billion

(*)	Included among these accounts are 2 accounts, totaling $28.61 million in assets, that include an advisory fee based on performance.

Small Cap Value Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Stephen D. Barbaro	4	$938 million	1	$21 million	11	$33 million
Jeremy Javidi	4	$938 million	1	$21 million	8	$28 million

Small Company Growth Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Christian Pineno	2	$603 million	3	$131 million	10	$30 million
Daniel H. Cole	2	$603 million	3	$131 million	6	$31 million
Daniele M. Donahoe	2	$603 million	3	$131 million	9	$29.5 million
Jon Michael Morgan	2	$603 million	3	$131 million	9	$30 million
Clifford D. Siverd	2	$603 million	3	$131 million	10	$29.7 million

Strategic Income Fund

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kevin L. Cronk	13	$8.8 billion	10	$261 million	5	$387 million
Thomas A. LaPointe	13	$8.8 billion	10	$261 million	6	$387 million
Laura A. Ostrander	3	$3.7 billion	0	$0	11	$1.4 million

See “Portfolio Transactions – Potential conflicts of interest in managing multiple accounts” for information on how the Advisor addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds’ most recent fiscal year:

Asset Allocation Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Leonard A. Aplet	None
Stephen D. Barbaro	None
Paul J. Berlinguet	None
Daniel H. Cole	None
Wayne M. Collette	None
Kevin L. Cronk	None
Daniele M. Donahue	None
Lori J. Ensinger	None
Edward P. Hickey	None
David I. Hoffman	None
Jeremy Javidi	None
Vikram J. Kuriyan, Ph.D.	None
Thomas A. LaPointe	None
Lawrence W. Lin	None
Robert Madsen	None
Jon Michael Morgan	None
George J. Myers	None
Brian D. Neigut	None
Noah J. Petrucci	None
Christian Pineno	None
Klaus Röpke	None
Clifford D. Siverd	None
Diane L. Sobin	None
Roger R. Sullivan	None
Mary-Ann Ward	None
John T. Wilson	None
Karen Wurdack, Ph.D.	None

Federal Securities Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Jonathan P. Carlson*	None

*	Account information is provided as of May 31, 2007.

International Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Timothy R. Anderson	None
Fred Copper	None
Paul J. DiGiacomo	None
Jasmine (Weili) Huang	None
Daisuke Nomoto	None

Large Cap Growth Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Paul J. Berlinguet	None
Edward P. Hickey	None
Roger R. Sullivan	None
Mary-Ann Ward	None
John T. Wilson	None

Large Cap Value Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Lori J. Ensinger	None
David I. Hoffman	None
Noah J. Petrucci	None
Diane L. Sobin	None

Mid Cap Value Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Lori J. Ensinger	None
David I. Hoffman	None
Noah J. Petrucci	None
Diane L. Sobin	None

500 Index Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Vikram J. Kuriyan, Ph.D.	None

Small Cap Value Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Stephen D. Barbaro	None
Jeremy Javidi	None

Small Company Growth Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Christian Pineno	None
Daniel H. Cole	None
Daniele M. Donahoe	None
Jon Michael Morgan	None
Clifford D. Siverd	None

Strategic Income Fund

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kevin L. Cronk	None
Thomas A. LaPointe	None
Laura A. Ostrander	None

Compensation

As of the Funds’ most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, CMG, in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of certain Columbia funds. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the performance benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance. The Advisor may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Asset Allocation Fund

Portfolio Managers	Performance Benchmark	Peer Group
Leonard A. Aplet	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Stephen D. Barbaro	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Paul J. Berlinguet	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Daniel H. Cole	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Wayne M. Collette	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Kevin L. Cronk	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Daniele M. Donahue	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Lori J. Ensinger	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Edward P. Hickey	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

David I. Hoffman	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Jeremy Javidi	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Vikram J. Kuriyan, Ph.D.	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Thomas A. LaPointe	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Lawrence W. Lin	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Robert Madsen(*)	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Jon Michael Morgan	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

George J. Myers	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Brian D. Neigut	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Noah J. Petrucci	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Christian Pineno	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Klaus Röpke(*)	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Clifford D. Siverd	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Diane L. Sobin	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Roger R. Sullivan	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Mary-Ann Ward	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

John T. Wilson	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

Karen Wurdack, Ph.D.	60-40 Standard & Poor’s 500 Index Lehman Brothers Aggregate Bond Index	Morningstar Moderate Allocation VIT Category

(*)	As Messrs. Madsen and Röpke are employees of Nordea Investment Management North America, Inc., a sub-advisor, they do not participate in the Advisor’s compensation structure.

Federal Securities Fund

Portfolio Manager	Performance Benchmark	Peer Group
Jonathan P. Carlson	Citigroup Government/Mortgage Bond Index	Lipper General U.S. Government Variable Underlying Funds Classification

International Fund

Portfolio Managers	Performance Benchmark	Peer Group
Timothy R. Anderson	MSCI EAFE Index	Morningstar Foreign Large Blend Category

Fred Copper	MSCI EAFE Index	Morningstar Foreign Large Blend Category

Paul J. DiGiacomo	MSCI EAFE Index	Morningstar Foreign Large Blend Category

Jasmine (Weili) Huang	MSCI EAFE Index	Morningstar Foreign Large Blend Category

Daisuke Nomoto	MSCI EAFE Index	Morningstar Foreign Large Blend Category

Large Cap Growth Fund

Portfolio Managers	Performance Benchmark	Peer Group
Paul J. Berlinguet	Russell 1000 Growth Index	Morningstar VIT Large Growth Category

Edward P. Hickey	Russell 1000 Growth Index	Morningstar VIT Large Growth Category

Roger R. Sullivan	Russell 1000 Growth Index	Morningstar VIT Large Growth Category

Mary-Ann Ward	Russell 1000 Growth Index	Morningstar VIT Large Growth Category

John T. Wilson	Russell 1000 Growth Index	Morningstar VIT Large Growth Category

Large Cap Value Fund

Portfolio Managers	Performance Benchmark	Peer Group
Lori J. Ensinger	Russell 1000 Value Index	Morningstar VIT Large Value Category

David I. Hoffman	Russell 1000 Value Index	Morningstar VIT Large Value Category

Noah J. Petrucci	Russell 1000 Value Index	Morningstar VIT Large Value Category

Diane L. Sobin	Russell 1000 Value Index	Morningstar VIT Large Value Category

Mid Cap Value Fund

Portfolio Managers	Performance Benchmark	Peer Group
Lori J. Ensinger	Russell Midcap Value Index	Morningstar VIT Mid-Cap Value Category

David I. Hoffman	Russell Midcap Value Index	Morningstar VIT Mid-Cap Value Category

Noah J. Petrucci	Russell Midcap Value Index	Morningstar VIT Mid-Cap Value Category

Diane L. Sobin	Russell Midcap Value Index	Morningstar VIT Mid-Cap Value Category

500 Index Fund

Portfolio Manager	Performance Benchmark	Peer Group
Vikram J. Kuriyan, Ph.D.	Standard & Poor’s 500 Index	Lipper S&P 500 Index Objectives Funds VIT Classification

Small Cap Value Fund

Portfolio Managers	Performance Benchmark	Peer Group
Stephen D. Barbaro	Russell 2000 Value Index	Morningstar VIT Small Value Category

Jeremy Javidi	Russell 2000 Value Index	Morningstar VIT Small Value Category

Small Company Growth Fund

Portfolio Managers	Performance Benchmark	Peer Group
Christian Pineno	Russell 2000 Growth Index	Morningstar VIT Small Growth Category

Daniel H. Cole	Russell 2000 Growth Index	Morningstar VIT Small Growth Category

Daniele M. Donahoe	Russell 2000 Growth Index	Morningstar VIT Small Growth Category

Jon Michael Morgan	Russell 2000 Growth Index	Morningstar VIT Small Growth Category

Clifford D. Siverd	Russell 2000 Growth Index	Morningstar VIT Small Growth Category

Strategic Income Fund

Portfolio Managers	Performance Benchmark	Peer Group
Kevin L. Cronk	Lehman Brothers Government/Credit Bond Index	Lipper General Bond Funds VIT Classification

Thomas A. LaPointe	Lehman Brothers Government/Credit Bond Index	Lipper General Bond Funds VIT Classification

Laura A. Ostrander	Lehman Brothers Government/Credit Bond Index	Lipper General Bond Funds VIT Classification

The size of the overall bonus pool each year is determined by CMG and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is influenced by assets under management.

Proxy Voting Policies and Fund Proxy Voting Record

Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved policies and procedures adopted by the Advisor, and the Board of Trustees periodically reviews changes to such policies and procedures. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of each Fund and its shareholders and the Advisor, its affiliates or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of its clients, including each Fund and its shareholders, without regard to any benefit to the Advisor, its affiliates or other persons. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as the Advisor determines in its sole and absolute discretion. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Advisor’s Proxy Committee determines the vote in the best interest of each Fund, without consideration of any benefit to the Advisor, its affiliates or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on at least an annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., LLC (“Glass Lewis”), a third party vendor, to implement its proxy voting process. Glass-Lewis provides proxy analysis, record keeping services and vote disclosure services.

The Advisor’s proxy voting policies and procedures are included in this SAI as Appendix B. In accordance with SEC regulations, a Fund’s proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of a Fund’s proxy voting record (i) at www.columbiamanagement.com; (ii) on the SEC’s website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Trustee Positions

As of March 31, 2007, no Trustee or officer or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.

General

The Trustees serve as trustees of 75 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees & Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committees, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund’s relative net assets and one-third of the fees is divided equally among the Funds.

Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (“Agreement”), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) (“CMD”) pays the cost of printing and distributing all other Prospectuses.

MANAGEMENT ARRANGEMENTS

As described in the Prospectus, the portfolio of each Fund is managed by the Advisor.

The Advisor, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of the Advisor.

Each Fund’s Advisory Agreement provides that neither the Advisor nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Advisor of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, or in the case of the Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Money Market Fund and Small Company Growth Fund an Administration Agreement, with the Trust, the Advisor provides each Fund with administrative services, excluding investment advisory services. Specifically, the Advisor is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust’s corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Advisory or Administration Agreement provides that the Advisor may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies. Nordea Investment Management North America, Inc. (“NIMNAI”), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as an investment sub-advisor for the Asset Allocation Fund. NIMNAI, a registered investment advisor since 2001, is an indirect, wholly owned subsidiary of Nordea Bank AB, one of Scandinavia’s leading financial institutions. NIMNAI’s investment decisions for the Asset Allocation Fund are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

Under the sub-advisory agreement with the Advisor and the Trust, on behalf of the Asset Allocation Fund, NIMNAI manages a portion of the Asset Allocation Fund’s foreign securities, as determined by the Advisor, in accordance with the investment goal, policies and limitations of the Asset Allocation Fund. For the services rendered by NIMNAI under the sub-advisory agreement, the Advisor pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Asset Allocation Fund’s assets managed by NIMNAI. Any liability of NIMNAI to the Trust, the Asset Allocation Fund and/or Asset Allocation Fund shareholders is limited to situations involving NIMNAI’s own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to the Asset Allocation Fund, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.

TRUST CHARGES AND EXPENSES

Management Fees:

Each Fund pays the Advisor an annual advisory fee based on the following schedule. Fees are based on a Fund’s average daily net assets and are computed and accrued daily and paid monthly.

	Average Daily Net Assets	Rate
Asset Allocation Fund	First $1 billion $1 billion to $1.5 billion Over $1.5 billion	0.45% 0.40% 0.35%

International Fund	First $500 million $500 million to $1 billion $1 billion to $1.5 billion $1.5 billion to $3 billion $3 billion to $6 billion Over $6 billion	0.87% 0.82% 0.77% 0.72% 0.70% 0.68%

Large Cap Growth Fund	First $1 billion Over $1 billion	0.50% 0.45%

Mid Cap Value Fund	First $500 million $500 million to $1 billion Over $1 billion	0.70% 0.65% 0.60%

Money Market Fund	First $500 million $500 million to $1 billion Over $1 billion	0.35% 0.30% 0.25%

500 Index Fund		0.20%

Small Cap Value Fund	First $500 million $500 million to $1 billion Over $1 billion	0.80% 0.75% 0.70%

Small Company Growth Fund	First $1 billion $1 billion to $1.5 billion Over $1.5 billion	0.50% 0.45% 0.40%

Strategic Income Fund	First $500 million $500 million to $1 billion $1 billion to $1.5 billion Over $1.5 billion	0.60% 0.55% 0.52% 0.49%

The Federal Securities Fund’s Advisory Agreement with the Advisor has been amended so that, effective February 9, 2005, the fees payable thereunder are paid at the following reduced rates:

Federal Securities Fund	First $500 million $500 million to $1 billion $1 billion to $1.5 billion $1.5 billion to $3 billion $3 billion to $6 billion Over $6 billion	0.38% 0.33% 0.30% 0.27% 0.26% 0.25%

Previously, the Advisor had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above for the Federal Securities Fund.

The Trust’s Advisory Agreement with the Advisor has been amended with respect to the Funds listed below so that, effective February 9, 2005, the fees payable thereunder are paid at the following reduced rates:

International Fund

Average Daily Net Assets	Rate
Net assets under $500 million	0.87%
Net assets of $500 million but less than $1 billion	0.82%
Net assets of $1 billion but less than $1.5 billion	0.77%
Net assets of $1.5 billion but less than $3 billion	0.72%
Net assets of $3 billion but less than $6 billion	0.70%
Net assets in excess of $6 billion	0.68%

Large Cap Value Fund

Average Daily Net Assets	Rate
Net assets under $500 million	0.77%
Net assets of $500 million but less than $1 billion	0.72%
Net assets of $1 billion but less than $1.5 billion	0.67%
Net assets of $1.5 billion but less than $3 billion	0.62%
Net assets of $3 billion but less than $6 billion	0.60%
Net assets in excess of $6 billion	0.58%

Strategic Income Fund

Average Daily Net Assets	Rate
Net assets under $500 million	0.60%
Net assets of $500 million but less than $1 billion	0.55%
Net assets of $1 billion but less than $1.5 billion	0.52%
Net assets in excess of $1.5 billion	0.49%

Previously, the Advisor had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above.

During each year in the three-year period ended December 31, 2006, pursuant to the Advisory Agreements, each Fund paid the Advisor (or an affiliate thereof) management fees as follows:

	2006	2005	2004
Asset Allocation Fund	$1,126,444	$1,186,822	$1,292,190
Federal Securities Fund	608,481	707,400	859,409
International Fund	576,964	610,277	694,542
Large Cap Growth Fund	616,494	686,160	695,954
Large Cap Value Fund	1,959,634	1,770,009	2,030,029
Mid Cap Value Fund	308,606	298,536	279,887
Money Market Fund	748,493	756,228	749,429
500 Index Fund	100,359	105,518	205,138
Small Cap Value Fund	3,570,591	2,784,014	1,306,990
Small Company Growth Fund	403,783	271,405	308,889
Strategic Income Fund	770,189	905,391	1,042,328

Administrative Expenses:

Each Fund listed below pays the Advisor an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2006, pursuant to the Administration Agreement, each Fund listed below paid the Advisor or an affiliate thereof administrative fees as follows:

	2006	2005	2004
Asset Allocation Fund	$375,481	$395,558	$430,730
Federal Securities Fund	240,190	281,903	322,279
Large Cap Growth Fund	184,948	205,848	208,936
Money Market Fund	320,784	324,097	321,184
Small Company Growth Fund	121,135	81,422	92,667

Pricing and Bookkeeping Expenses:

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with the Advisor pursuant to which the Advisor monitors, budgets and approves Fund expenses, provides oversight of the performance by State Street Bank and Trust Company (“State Street”) of accounting and financial reporting services, and provides services related to the Sarbanes-Oxley Act of 2002. Under the Services Agreement, the Funds reimburse the Advisor for out-of-pocket expenses, direct internal costs relating to fund accounting oversight, monitoring, budgeting and approving Fund expenses, and direct internal costs incurred in connection with the Sarbanes-Oxley Act of 2002.

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with the Advisor and State Street (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services, such as the preparation of a Fund’s financial information for shareholder reports and SEC filings. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with the Advisor and State Street (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services, including but not limited to, the recording of general ledger entries and the calculation of daily expenses and income. Under the

State Street Agreements, each Fund pays State Street annual fees for these services, payable monthly, totaling $38,000 plus an additional fee based on an annualized percentage rate of such Fund’s net assets. Under the State Street Agreements, these fees payable to State Street will not exceed $140,000 annually in the aggregate for such Fund. Additionally, each Fund bears certain reimbursable expenses.

Prior to December 15, 2006, each Fund had entered into an Administrative Agreement and a Pricing and Bookkeeping Agreement with the Advisor, pursuant to which the Advisor performed certain administrative and pricing and bookkeeping services for the Fund. The Advisor delegated responsibility for certain of these administrative and pricing and bookkeeping services to State Street.

For services provided under the Pricing and Bookkeeping Agreement, each Fund paid to the Advisor, or to such other person(s) as the Advisor directed, an annual fee, payable monthly, consisting of: (i) for Fund accounting services, $25,000 plus an additional monthly fee based on the Fund’s net asset value (“Fund Accounting Fee”); and (ii) for financial reporting services, $13,000 (“Financial Reporting Fee”). Additionally, the Fund bore certain reimbursable costs and expenses as provided in the Administrative Agreement and the Pricing and Bookkeeping Agreement. The aggregate Fund Accounting Fee and Financial Reporting Fee payable pursuant to the Pricing and Bookkeeping Agreement could not exceed $140,000 annually for any Fund.

Prior to May 1, 2006, each Fund was party to different administrative and pricing and bookkeeping agreements with the Advisor, both of which agreements provided the Funds with substantially similar services for substantially similar fees.

Prior to November 1, 2005 under a Pricing and Bookkeeping Agreement with the Funds, the Advisor received from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

•	an annual flat fee of $10,000, paid monthly; and

•

in any month that a Fund had average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that was calculated by taking into account the fees payable to State Street under an outsourcing agreement.

During each year in the three-year period ended December 31, 2006, pursuant to the agreement, each Fund paid the Advisor fees as follows for accounting, pricing and bookkeeping services:

	2006	2005	2004
Asset Allocation Fund	$174,429	$167,507	$182,986
Federal Securities Fund	94,626	78,765	95,836
International Fund	73,785	45,980	35,986
Large Cap Growth Fund	75,518	48,432	41,477
Large Cap Value Fund	94,808	70,208	72,344
Mid Cap Value Fund	64,694	19,980	11,606
Money Market Fund	91,205	65,853	64,715
500 Index Fund	84,708	50,910	42,965
Small Cap Value Fund	126,726	96,371	54,220
Small Company Growth Fund	69,687	31,189	23,212
Strategic Income Fund	110,500	99,073	106,577

Transfer Agent, Dividend Disbursing Agent and Shareholders’ Servicing Agent Expenses:

CMS acts as transfer agent, dividend disbursing agent and shareholders’ servicing agent for the Funds. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective April 1, 2006, the Funds entered into a new agreement with CMS, under which CMS continues to provide transfer agency, dividend disbursing agency and shareholders’ servicing agency services to each Fund (and continues to retain Boston Financial Data Services, Inc. to assist it) for a new fee of $17.00 per account per annum, payable monthly. The Funds will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Funds.

The Funds will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Funds.

Prior to April 1, 2006, each Fund paid CMS a fee in the amount of $15.23 per account per annum, payable monthly. Prior to November 1, 2005, each Fund paid CMS a fee in the amount of $7,500 per year, payable in monthly installments of $625.

During each year in the three-year period ended December 31, 2006, each Fund listed below made payments as follows to CMS for these services:

	2006	2005	2004
Asset Allocation Fund	$322	$6,316	$7,500
Federal Securities Fund	258	6,309	7,500
International Fund	157	6,297	7,500
Large Cap Growth Fund	252	6,318	7,500
Large Cap Value Fund	216	6,301	7,500
Mid Cap Value Fund	124	6,363	7,500
Money Market Fund	348	6,303	7,500
500 Index Fund	76	6,262	7,500
Small Cap Value Fund	270	6,284	7,500
Small Company Growth Fund	289	6,298	7,500
Strategic Income Fund	231	6,303	7,500

12b-1 Fees:

Each Fund listed below paid CMD distribution fees as follows during each year in the three-year period ended December 31, 2006, as described in the Class B Prospectus:

	2006	2005	2004
Asset Allocation Fund	$153,416	$162,600	$165,465
Federal Securities Fund	219,729	242,132	262,048
International Fund	15,956	15,352	16,418
Large Cap Growth Fund	45,539	49,497	59,029
Large Cap Value Fund	105,438	110,353	112,316
Mid Cap Value Fund	105,013	102,171	96,410
500 Index Fund	125,196	132,979	128,000
Small Cap Value Fund	1,081,084	836,263	378,114
Small Company Growth Fund	3	3	2
Strategic Income Fund	137,142	147,333	141,240

Expense Limitation:

Effective May 1, 2006 through April 30, 2008, the Advisor has voluntarily agreed to waive advisory fees and reimburse the following Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the following percentages:

Fund	Expenses Exceeding
Asset Allocation Fund	0.75% of average net assets
Large Cap Value Fund	0.80% of average net assets
Small Company Growth Fund	0.80% of average net assets

Prior to May 1, 2006, the Advisor had voluntarily agreed to waive advisory fees and reimburse these Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed the above percentages.

The Advisor has voluntarily agreed to waive advisory fees and reimburse the following Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the following percentages:

Fund	Expenses Exceeding
Federal Securities Fund	0.70% of average net assets
International Fund	0.95% of average net assets
Large Cap Growth Fund	0.80% of average net assets
Money Market Fund	0.45% of average net assets

Effective November 1, 2007, the Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to ensure that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the 500 Index Fund’s custodian, do not exceed 0.37% of the 500 Index Fund’s average daily net assets through April 30, 2009.

These arrangements may be modified or terminated by the Advisor at any time.

The Advisor has voluntarily agreed to reimburse fees at the annual rate of 0.064% of the 500 Index Fund’s average daily net assets. This arrangement may be modified or terminated by the Advisor at any time.

CMD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund listed below when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B’s average daily net asset value per annum (to the extent that aggregate Class B expenses exceed the expense limit):

Fund:	Class B expense limit:	Reimburse distribution fee in excess of:
Asset Allocation Fund	0.90%	0.15%
Federal Securities Fund	0.90%	0.20%
Large Cap Growth Fund	0.95%	0.15%

These arrangements may be terminated by the Advisor or CMD at any time.

The Advisor and CMD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

Mid Cap Value Fund:	1.10%
Small Cap Value Fund:	1.10%
Strategic Income Fund:	1.00%

CMD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, the Advisor will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, the Advisor will then waive a portion of its management fee to reach the above stated limits.

These arrangements may be modified or terminated by the Advisor or CMD at any time.

CMD has voluntarily agreed to waive 0.02% of the 12b-1 fee for Class B shares of the Large Cap Value Fund. This arrangement may be terminated or modified by CMD at any time.

Fees or Expenses Waived or Borne by the Advisor and/or CMD:

During the year ended December 31, 2004, the following fees or expenses were waived or borne by the Advisor and/or CMD:

Fund:	2004
Asset Allocation Fund	$123,890
Federal Securities Fund	15,840
Large Cap Growth Fund	15,425
Money Market Fund	—
Small Company Growth Fund	15,538

During each year in the three-year period ended December 31, 2006, the following fees or expenses were waived or borne by the Advisor:

Fees or Expenses Waived or Borne by the Advisor:

	2006	2005	2004
Asset Allocation Fund	$100,999	$109,450	(a	)
International Fund	183,551	143,575	$162,060
Large Cap Growth Fund	14,892	—	—
Large Cap Value Fund	171,392	124,613	279,266
Money Market Fund	328,045	74,180	(a	)
500 Index Fund	32,115	5,648	—
Small Company Growth Fund	52,968	40,794	(a	)

(a)	See chart entitled “Fees or Expenses Waived or Borne by the Advisor and/or CMD” above for this year for this Fund.

During each year in the three-year period ended December 31, 2006, the following fees or expenses were waived or borne by CMD:

Fees or Expenses Waived or Borne by CMD:

Fund:	2006	2005	2004
Asset Allocation Fund	$61,355	$64,945	(a	)
Large Cap Growth Fund	18,214	11,125	(a	)
Large Cap Value Fund	8,435	8,828	$8,985
Mid Cap Value Fund	80,965	36,309	3,786
500 Index Fund	—	—	69,352
Small Cap Value Fund	255,656	164,575	183,342
Strategic Income Fund	22,397	4,015	26,709

(a)	See chart entitled “Fees or Expenses Waived or Borne by the Advisor and/or CMD” above for this year for this Fund.

During each year in the three-year period ended December 31, 2006, the following fees or expenses were waived or borne by CMS:

Fees or Expenses Waived or Borne by CMS:

	2006	2005	2004
Asset Allocation Fund	—	$1,202	—
Federal Securities Fund	—	1,207	—
International Fund	—	1,222	—
Large Cap Growth Fund	—	1,204	—
Large Cap Value Fund	—	1,212	—
Mid Cap Value Fund	—	1,227	—
Money Market Fund	—	1,197	—
500 Index Fund	—	1,237	—
Small Cap Value Fund	—	1,207	—
Small Company Growth Fund	—	1,202	—
Strategic Income Fund	—	1,209	—

Sales-Related Expenses:

Sales-related expenses of CMD relating to each Fund’s Class B shares for the year ended December 31, 2006 were as follows:

	Asset Allocation Fund	Federal Securities Fund	International Fund
Fees to Financial Service Firms (“FSFs”)	$153,388	$219,671	$15,957
Cost of sales material relating to the Fund (including printing and mailing expenses)	1,438	1,707	148
Allocated travel, entertainment and other promotional expenses (including advertising)	7,272	8,635	748

	Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund
Fees to FSFs	$45,534	$97,010	$105,013
Cost of sales material relating to the Fund (including printing and mailing expenses)	196	441	1,652
Allocated travel, entertainment and other promotional expenses (including advertising)	992	2,228	8,357

	500 Index Fund	Small Cap Value Fund	Small Company Growth Fund
Fees to FSFs	$125,180	$1,081,233	$3
Cost of sales material relating to the Fund (including printing and mailing expenses)	309	15,705	0
Allocated travel, entertainment and other promotional expenses (including advertising)	1,563	79,429	1

Strategic Income Fund
Fees to FSFs	$137,131
Cost of sales material relating to the Fund (including printing and mailing expenses)	1,965
Allocated travel, entertainment and other promotional expenses (including advertising)	9,938

UNDERWRITERS

CMD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. CMD is a subsidiary of the Advisor. The Trustees have approved a Distribution Plan and Agreement (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund’s Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under “Expense Limitation.” The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor’s expenses, the distributor may realize a profit from the fees.

The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund’s shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund’s shares, on 60 days’ written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such disinterested Trustees.

Additional Financial Intermediary Payments

As described above in “Underwriters,” financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. For purposes of this section the term “financial intermediary” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by a Fund as shown under the heading “Your Expenses” in the Funds’ prospectuses.

Marketing Support Payments

CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.10% and 0.40% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in the Fund.

As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

AIG Advisor Group
Ameriprise Financial Services, Inc.
AXA Equitable Life Insurance Company
Genworth Financial, Inc.
ING Insurance Company of America
Merrill Lynch Life Insurance Company
ML Life Insurance Company of New York
RiverSource Life Insurance Company
RiverSource Life Insurance Co. of New York
Security Benefit Life Insurance Company
Sun Life Assurance Company of Canada
TIAA-CREF Life Insurance Company
Transamerica Financial Life Insurance Company

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD’s internal guidelines and applicable law. These payments may vary based upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

CODE OF ETHICS

The Funds, the Advisor, CMD and NIMNAI have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

DISCLOSURE OF PORTFOLIO INFORMATION

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings by the Funds, the Advisor and their affiliates. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interest of Fund shareholders and to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of the Advisor, CMD or any affiliated person of a Fund, on the other. These policies and procedures provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds’ website, if applicable, or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of funds and include variations tailored to the different categories of funds. Under this tailored approach, some of the provisions described here do not apply to Funds covered by this SAI. The Advisor has also adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds’ website. This information is available on the Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For money market Funds, a complete list of portfolio holdings as of a month-end is posted approximately five business days after such month-end.

Certain Funds shall also disclose their largest holdings, as a percent of the Funds’ portfolios, as of month-end on their website generally within 15 calendar days after such month-end; with the equity Funds posting their largest 10-15 holdings, the balanced Funds posting their largest 5 equity holdings, and certain fixed income Funds posting their top 5-15 holdings.

The scope of the information provided pursuant to the Funds’ policies relating to each Fund’s portfolio that is made available on the website may change from time to time without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund’s fiscal year). Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

With respect to the Funds, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Funds, the Advisor and their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Funds’ website or no earlier than the time the Funds file such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the holdings information being made public unless (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds’ chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Advisor, CMD or any affiliated person of a Fund, on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include the Funds’ sub-advisors, the Funds’ independent registered public accounting firm, legal counsel, financial printers, the Funds’ proxy solicitor, the Funds’ proxy voting service provider, and rating agencies that maintain ratings on certain Columbia funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure and is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Funds’ chief executive officer. These special arrangements are the following:

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use of holdings information for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Vendor uses to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access to holdings granted solely for the purpose of testing back office conversion of trading systems.	Real time

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
ING Insurance Company	None	Access to holdings granted for specific funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis	None	Glass-Lewis receives holdings information in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	CMS Bondedge is the vendor for an application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool. CMS Bondedge may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

Linedata Services, Inc.	None	Linedata is the software vendor for the LongView Trade Order Management System. Linedata may receive holdings information to assist in resolving technical difficulties with the application.	Ad-hoc

JP Morgan	None	JP Morgan provides the High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Vendor uses to facilitate writing, publishing, and mailing fund shareholder reports and communications including shareholder letter and management’s discussion of fund performance.	Quarterly

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Data Communique	None	Vendor uses to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Evare obtains account information for purposes of standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	FactSet provides quantitative analytics, charting and fundamental data to the Advisor. FactSet requires holdings information to provide the analytics.	Daily

RR Donnelley/WE Andrews	None	Printers for funds’ prospectuses, supplements, SAIs, fact sheets, brochures.	Monthly

Merrill and Bowne	None	Printers for funds’ prospectuses, supplements, and SAIs.	Monthly

Merrill Corporation	None	Provides fulfillment of funds’ prospectuses, supplements, SAIs, and sales materials.	Monthly

Citigroup	None	Citigroup is the software vendor for Yield Book, an analytic software program. The Advisor uses Yield Book to perform ongoing risk analysis and management of certain fixed income funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Provides portfolio characteristics to assist in performance reviews and reporting.	Monthly

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/ RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Cogent Consulting	None	Facilitates the evaluation of commission rates and provides flexible commission reporting.	Daily

Moody’s Investors Services	None	Vendor uses to maintain ratings for certain money market funds.	Monthly

CUSTODIAN

State Street, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds’ custodian. The custodian is responsible for safeguarding and controlling the Funds’ cash and securities, receiving and delivering securities, collecting the Funds’ interest and dividends, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of State Street’s Global Custody Network and foreign depositories (foreign sub-custodians).

With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund’s foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

PORTFOLIO TRANSACTIONS

The Advisor places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (“Clients”). The Advisor’s overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Advisor’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Advisor’s knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and the Advisor’s knowledge of actual or apparent operation problems of any broker or dealer.

Recognizing the value of these factors, the Advisor may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. The Advisor has established internal policies for the guidance of its trading personnel, with respect to broker selection. The Advisor has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Advisor. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Advisor’s trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees.

The Advisor maintains and periodically updates a list of approved brokers and dealers which, in the Advisor’s judgment, are generally capable of providing best price and execution and are financially stable. The Advisor’s traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients’ accounts.

It is the Advisor’s practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Advisor clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an “average price” execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

Additional Matters Pertaining to International Fund. The Fund and the other accounts advised by the managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund is concerned, the Advisor believes that in most cases these practices should produce better executions. It is the opinion of the Advisor that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

Portfolio transactions on behalf of the International Fund may be executed by broker-dealers who provide research services to the Advisor which are used in the investment management of such Fund or other accounts over which the Advisor exercises investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer’s provision of research services to the Advisor, unless a determination is made that such research assists the Advisor in its investment management of the International Fund or other accounts over which the Advisor exercises investment discretion.

Investment Research Products and Services Furnished by Brokers and Dealers

The Advisor engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, the Advisor is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term “soft dollars” to refer to this industry practice. The Advisor may engage in soft dollar transactions on trades for those Client accounts for which the Advisor has the discretion to select the broker-dealers.

The ability to direct brokerage for a Client account belongs to the Client and not to the Advisor. When a Client grants the Advisor the discretion to select broker-dealers for Client trades, the Advisor has a duty to seek the best combination of net price and execution. The Advisor faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because the Advisor is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces the Advisor’s expenses.

Moreover, under a provision of the federal securities laws applicable to soft dollars, the Advisor is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing the Advisor’s management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a “safe harbor” for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, the Advisor believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

The Advisor attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if the Advisor concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors the Advisor considers in determining whether a particular broker is capable of providing the best net price and execution. The Advisor may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

The Advisor acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to the Advisor through the broker-dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Advisor’s research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, the Advisor develops target levels of commission dollars on a firm-by-firm basis. The Advisor attempts to direct trades to each firm to meet these targets.

The Advisor also uses soft dollars to acquire products created by third parties that are supplied to the Advisor through broker-dealers executing the trade (or other broker-dealers who “step in” to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

•

Database Services—comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•

Quotation/Trading/News Systems—products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools—various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

•	Quantitative/Technical Analysis—software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental Industry Analysis—industry-specific fundamental investment research.

•

Fixed Income Security Analysis—data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

•	Other Specialized Tools—other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. The Advisor evaluates each product to determine a cash (hard dollars) value of the product to the Advisor. The Advisor then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to the Advisor. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. The Advisor attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, the Advisor will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

The targets that the Advisor establishes for both proprietary and for third party research products typically will reflect discussions that the Advisor has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and the Advisor does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, the Advisor makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. The Advisor will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. The Advisor generally will carry over target shortages and excesses to the next year’s target. The Advisor believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Advisor can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by the Advisor. The Advisor may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, the Advisor will enter into a license to use the software from the vendor.)

In certain cases, the Advisor may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, the Advisor makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. The Advisor pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

In certain cases, the Advisor will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides the Advisor with a soft dollar research product. The broker-dealer executing the trade “steps out” of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. The Advisor may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. The Advisor has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by the Advisor.

In light of the fact that the Advisor may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds’ transactions, it is believed that the procedure generally contributes to better overall execution of the Funds’ portfolio transactions.

Because the Advisor’s personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

The Trust has arranged for State Street, as its custodian, to act as a soliciting dealer to accept any fees available to State Street as a soliciting dealer in connection with any tender offer for a Fund’s portfolio securities. State Street will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

The Trust’s purchases and sales of securities not traded on securities exchanges generally are placed by the Advisor with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund’s purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. The Advisor may also transact purchases of some portfolio securities directly with the issuers.

With respect to a Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor’s attention, including investment research related to the security and provided to the Fund.

The table below shows information on brokerage commissions paid by the following Funds during the three fiscal years ended December 31, 2006. Money Market Fund did not pay commissions on any of its transactions during the three fiscal years ended December 31, 2006. In certain instances the Funds may pay brokerage commissions to broker/dealers listed below that are affiliates of the Advisor because they are under common control of Bank of America Corporation.

Fiscal year ended December 31, 2006	Asset Allocation Fund	Federal Securities Fund	International Fund	Large Cap Growth Fund
Total amount of brokerage commissions	$268,097,603	$4,567	$186,414,499	$498,883,919
Total amount of directed transactions	$38,665,283	$0	$20,993,600	$83,980,128
Total amount of commissions on directed transactions	$39,466	$0	$31,095	$86,869
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0	$0	$0

Fiscal year ended December 31, 2005	Asset Allocation Fund	Federal Securities Fund	International Fund	Large Cap Growth Fund
Total amount of brokerage commissions	$242,698	$4,241	$240,126	$371,483
Total amount of directed transactions	$165,909,127	$0	$0	$311,591,266
Total amount of commissions on directed transactions	$174,135	$0	$0	$351,115
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0	$0	$0

Fiscal year ended December 31, 2004	Asset Allocation Fund	Federal Securities Fund	International Fund	Large Cap Growth Fund
Total amount of brokerage commissions	$236,992	$2,453	$391,355	$43,096
Total amount of directed transactions	$44,463,151	$0	$27,799,940	$4,346,393
Total amount of commissions on directed transactions	$13,308	$0	$76,293	$3,909
Total amount of brokerage commissions paid to Fleet Securities, Inc. (% of total commission paid)	$0	$0	$0	$0
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0	$0	$0

Fiscal year ended December 31, 2006	Large Cap Value Fund	Mid Cap Value Fund	500 Index Fund	Small Cap Value Fund
Total amount of brokerage commissions	$300,056	$63,061	$2,699	$346,390,206
Total amount of directed transactions	$21,066,190	$2,388,933	$0	$257,709
Total amount of commissions on directed transactions	$17,324	$2,342	$0	$570
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0	$0	$0

Fiscal year ended December 31, 2005	Large Cap Value Fund	Mid Cap Value Fund	500 Index Fund	Small Cap Value Fund
Total amount of brokerage commissions	$199,595	$42,256	$2,507	$386,175
Total amount of directed transactions	$265,818,424	$27,916,293	$0	$181,302,445
Total amount of commissions on directed transactions	$161,707	$36,996	$0	$240,966
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0	$0	$0

Fiscal year ended December 31, 2004	Large Cap Value Fund	Mid Cap Value Fund	500 Index Fund	Small Cap Value Fund
Total amount of brokerage commissions	$199,675	$30,256	$3,666	$2,154,498
Total amount of directed transactions	$26,989,190	$3,294,424	$0	$1,153,196
Total amount of commissions on directed transactions	$24,951	$5,827	$0	$2,285
Total amount of brokerage commissions paid to Fleet Securities, Inc. (% of total commission paid)	$0	$0	$0	$0
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0	$0	$10,192

Fiscal year ended December 31, 2006	Small Company Growth Fund	Strategic Income Fund
Total amount of brokerage commissions	$311,220	$0
Total amount of directed transactions	$2,121,038	$0
Total amount of commissions on directed transactions	$3,901	$0
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0

Fiscal year ended December 31, 2005	Small Company Growth Fund	Strategic Income Fund
Total amount of brokerage commissions	$271,336	$658
Total amount of directed transactions	$208,426	$0
Total amount of commissions on directed transactions	$117,017,799	$0
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0

Fiscal year ended December 31, 2004	Small Company Growth Fund	Strategic Income Fund
Total amount of brokerage commissions	$5,403,405	$1,550,138
Total amount of directed transactions	$171,047,534	$66,133,652
Total amount of commissions on directed transactions	$252,144	$78,705
Total amount of brokerage commissions paid to Fleet Securities, Inc. (% of total commission paid)	$0	$0
Total amount of brokerage commissions paid to Banc of America Securities (% of total commission paid)	$0	$0

An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurred more brokerage commissions.

The Trust is required to identify any securities of its “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year. At December 29, 2006, the following Funds held securities of their regular brokers or dealers as set forth below:

Name	Broker/Dealer	Value
Asset Allocation Fund:	Merrill Lynch and Co. Inc	$2,415,092
	Citigroup Inc.	1,993,815
	Goldman Sachs Group Inc.	703,305
	Citicorp	676,206
	Morgan Stanley Dean Witter	286,634
	Prudential Financial Inc.	257,580
	Lehman Brothers Holdings Inc.	76,466
	Bear Stearns Companies Inc.	50,462

Federal Securities Fund:	Bank of America Corp	$171,196
	U.S. Bancorp	146,149
	JPMorgan Chase & Co.	135,288
	Goldman Sachs	49,429

International Fund:	Credit Suisse Group	$686,403
	Deutsche Bank AG	848,561

Large Cap Growth Fund:	Merrill Lynch and Co Inc.	$1,209,369
	Goldman Sachs Group Inc	837,270

Large Cap Value Fund:	JPMorgan Chase & Co.	$9,775,534
	Deutsche Bank AG	2,917,956

500 Index Fund:	Bank of America Corp.	$954,613
	Morgan Stanley	344,286
	Goldman Sachs Group, Inc.	339,294
	Lehman Brothers Holding, Inc.	164,599
	Bear Stearns Companies, Inc.	75,204

Strategic Income Fund:	E*Trade Financial Corp.	$182,875
	LaBranche & Company	134,688

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (“front- running”).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Information About the Standard & Poor’s 500 Composite

The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

Stock Price Index

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NET ASSET VALUE

The net asset value of the shares of each class of the Funds is determined by dividing each class’ total net assets by the number of that class’ shares outstanding.

The valuation of Money Market Fund’s securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

With respect to the Money Market Fund, NB Funding Company LLC (the “Support Provider”), an affiliate of the Advisor, has entered into a Capital Support Agreement with the Trust (the “Agreement”). The Agreement establishes the basis for the Support Provider to make a capital contribution to the Money Market Fund in order to prevent realized losses from the disposition of certain covered securities from causing the Money Market Fund’s market-based net asset value (“NAV”) per share to fall below the Minimum NAV Per Share (as defined below). The amount the Support Provider could be required to contribute under the Agreement is presently limited to $11 million (the “Maximum Contribution Amount”). The contribution obligation under the Agreement is subject to certain conditions and restrictions. The obligation to make contributions under the Agreement terminates no later than December 13, 2008 or earlier upon the payment of the Maximum Contribution Amount. The Money Market Fund is required to sell any Covered Securities (as defined below) on the business day immediately prior to December 13, 2008; provided that the Money Market Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution. Bank of America Corporation has guaranteed to the Money Market Fund the payment of any capital contribution that the Support Provider is obligated to make under the Agreement.

Subject to certain conditions, the Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Specified Loss (as defined below) from causing the Money Market Fund’s market-based NAV per share to decline below the specific level set forth in the Agreement (the “Minimum NAV Per Share”). A “Specified Loss” is a loss arising from a disposition of a portfolio security that has been subject to a default or other event listed in Rule 2a-7(c)(6)(ii) under the 1940 Act (a “Covered Security”) at less than its amortized cost. The Money Market Fund may also consider amounts potentially contributable under the Agreement (a “Potential Future Contribution”) as an asset of the Money Market Fund in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Money Market Fund calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Money Market Fund. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount.

The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

TAXES

The discussion below summarizes certain U.S. federal tax considerations concerning ownership of shares in the Funds by insurance company separate accounts for purposes of funding VLI policies and VA contracts. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the Participating Insurance Companies’ separate accounts. If this is not the case, the person(s) determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under the Code rules. For information concerning the federal income tax consequences to a holder of a VLI policy or VA contract, refer to the prospectus for the particular policy or contract. Because insurance company separate accounts (and certain other qualified investors) will be the only shareholders of the Fund, no attempt is made here to describe the tax aspects of an investment in these Funds in particular.

Each Fund has elected to be treated and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (“Code”) by meeting all applicable requirements.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

In addition, for purposes of meeting the diversification requirement described in (b) above, in the case of a Fund’s investment in loan participations (if any), the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Finally, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts and VLI policies. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both the separate accounts and the owner of such contract or policy.

Each Fund also intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder. These provisions impose certain diversification requirements affecting the securities and other assets in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the 1940 Act. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M described above are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

Failure by a Fund to satisfy the Section 817(h) requirements would generally cause the VA contracts and VLI policies to lose their favorable tax status and require a contract or policy holder to include in ordinary income any income accrued under the contracts or policies, as applicable, for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract and policy holders would have incurred if they were treated as receiving the income on the contract or policy for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the Participating Insurance Company issuing the contracts or policies. The Trust believes it is in compliance with Section 817(h) requirements. Provided that a Fund and a Participating Insurance Company separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will not be subject to current federal income taxation to the extent that the distributions accumulate in a VA contract or VLI policy.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The IRS or Department of Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable contract’s control of the investments of a separate account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is expected that any such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect. Based on the rulings and other guidance the IRS has issued to date, the Advisor believes that tax-deferred treatment for the Funds will be respected.

The Trust therefore may find it necessary, and reserves the right to take action to ensure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund(s) and without prior approval of the SEC, or the approval of a majority of such owners, to the extent legally required.

The preceding is a brief summary of some relevant federal income tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

RECORD SHAREHOLDERS

All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, by the Advisor or by the general account of SunLife Insurance Company (“SunLife”). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of SunLife, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with SunLife’s general account shares being voted in the proportions determined by instructing owners of SunLife VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of SunLife, its general account).

As of record on April 1, 2007, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the Funds’ then outstanding shares:

Asset Allocation Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	33.96	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	24.95%

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	11.79%

Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104-2999	9.30%

American Skandia Life Assurance Co. 1 Corporate Drive, 9th Floor Shelton, CT 06484-6208	6.94%

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	72.31	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	14.31%

Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	11.44%

Federal Securities Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	34.45	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	28.51	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	19.04%

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	76.09	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	18.58%

International Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	60.73	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	25.67	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	5.79%

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	88.73	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	11.27%

Large Cap Growth Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	29.33	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	21.42%

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	20.77%

American Skandia Life Assurance Co. 1 Corporate Drive, 9th Floor Shelton, CT 06484-6208	11.85%

American Skandia Life Assurance Co. 1 Corporate Drive, 9th Floor Shelton, CT 06484-6208	8.42%

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	77.93	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	16.53%

Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	5.15%

Large Cap Value Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	35.93	%(*)

Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104-2999	31.63	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	16.06%

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	80.71	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	16.14%

Mid Cap Value Fund

Class A

Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	35.64	%(*)

Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	34.82	%(*)

Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	18.89%

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	9.02%

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	83.78	%(*)

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	12.15%

Money Market Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	57.94	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	11.08%

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	20.22%

500 Index Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	100.00	%(*)

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	76.88	%(*)

Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	5.65%

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	16.93%

Small Cap Value Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	55.19	%(*)

Liberty Life Assurance Co of Boston 100 Liberty Way Dover, NH 03820-4597	11.76%

Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	12.07%

Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	10.59%

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	7.14%

Class B

ING USA Annuity and Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	76.89	%(*)

New York Life Insurance & Annuity Corp 169 Lackawanna Avenue Parsippany, NJ 07054-1007	17.95%

Small Company Growth Fund

Class A

Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104-2999	41.81	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	34.89	%(*)

Class B

FIM Funding Inc. 100 Federal Street, MADE 10021E Boston, MA 02110-1802	100.00	%(*)

Strategic Income Fund

Class A

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	54.18	%(*)

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	21.35%

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	7.17%

Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	6.86%

Class B

Sun Life Assurance Company of Canada (U.S.) c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	78.24	%(*)

Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	5.07%

Keyport c/o Sun Life Financial P.O. Box 9133 Wellesley Hills, MA 02481-9133	16.57%

(*)	As of record on April 1, 2007, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to “control” the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707, is the Funds’ independent registered public accounting firm, providing audit and tax return services and assistance and consultation in connection with various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

APPENDIX A - INVESTMENT TECHNIQUES AND SECURITIES

The following is a description of certain types of investments which may be made by one or more of the Funds, except as otherwise noted in the Prospectus or elsewhere in this SAI.

MONEY MARKET INSTRUMENTS

Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

Certificates of Deposit

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

Bankers’ Acceptances

Bankers’ acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Bankers’ acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

United States Government Obligations

These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

United States Government Agency Securities

These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., securities issued by the Farmer’s Home Administration).

Bank and Savings and Loan Obligations

These include certificates of deposit, bankers’ acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers’ acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund’s limitation on purchases of illiquid securities described under “Investment Restrictions” above.

Short-Term Corporate Debt Instruments

These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called “private placement” exemption in Section 4(2) of the 1933 Act (“Section 4(2) Paper”). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund’s limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See “Investment Restrictions” above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

Adjustable Rate and Floating Rate Securities

Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

If a variable or floating rate instrument is not rated, the Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment.

MORTGAGE-BACKED SECURITIES

Mortgage Pass-Through Certificates

A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are “passed through” to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the “coupon rate,” is somewhat higher than the “pass-through rate” payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or “GPARMs.” These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (“FHA”) or the Farmers Home Administration (“FMHA”), or guaranteed by the Veterans Administration (“VA”). A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called “modified pass-through” securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1.	Certificates may be issued at a premium or discount, rather than at par;

2.	After issuance, Certificates may trade in the secondary market at a premium or discount;

3.	Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

4.	The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate’s coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

The Federal National Mortgage Association (“FNMA”) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA’s own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

When the mortgage loans are not provided from FNMA’s own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA’s published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA’s guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder’s percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder’s pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily from FHLMC’s regional offices.

Non-Governmental Mortgage Pass-Through Certificates

A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund’s shareholders.

The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

Real Estate Mortgage Investment Conduits (“REMICs”)

A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

Asset Allocation Fund may invest in Equipment Trust Certificates.

Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment’s purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES

Asset Allocation Fund and Large Cap Value Fund may invest in Convertible Securities.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Advisor will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet the Advisor’s other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, the Advisor’s own investment research and analysis tend to be more important in the purchase of such securities than other factors.

OPTIONS, FUTURES AND OTHER DERIVATIVES

Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (“futures options”) in order to achieve its investment goal, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (“derivative products”) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund’s investment goal.

Options

A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (“call”) or sell to (“put”) the seller (“writer”) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from appreciation of the currency covering the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index1 or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

[1]

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund’s exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

The success of any futures transaction depends on the Advisor correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Advisor might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund’s investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,”2 would exceed 5% of the Fund’s total assets.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and thereby avoid being deemed a “commodity pool operator,” each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%. The CFTC has proposed amendments to certain of its rules that, if adopted as proposed, would eliminate the 5% test and allow the Funds to use futures to an unlimited extent without being subject to Commodity Exchange Act regulation.

Securities Loans

The Large Cap Value Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust’s custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the

[2]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security a basket of securities or an index.

The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds’ performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Warrants

Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund’s assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Repurchase Agreements

The Funds may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Funds’ present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Reverse Repurchase Agreements

The Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

INVESTMENT COMPANY SECURITIES

The International Fund and Large Cap Value Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the investment companies’ operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The Funds currently intend to limit their investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by the Advisor.

EXCHANGE-TRADED FUNDS (“ETFs”)

The International Fund, Small Cap Value Fund and Mid Cap Value Fund may invest, to the extent permitted under the 1940 Act in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

REITs

The Small Cap Value Fund and Mid Cap Value Fund may invest without limit in real estate investment trusts (“REITs”). The Large Cap Value Fund may invest up to 10% of its net assets in REITs. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.

REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital on Fund shares for federal income tax purposes.

MORTGAGE DOLLAR ROLLS

To the extent consistent with their investment policies, the Asset Allocation Fund, Federal Securities Fund and Strategic Income Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

“WHEN-ISSUED” SECURITIES AND COMMITMENT AGREEMENTS

Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust’s custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund’s net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

Investments in Less Developed Countries

International Fund’s investments in foreign securities may include investments in countries whose economies or securities markets are considered by the Advisor not to be highly developed (referred to as “emerging market countries”). Normally no more than 40% of the International Fund’s assets will be invested in such emerging market countries. As of May 1, 2007, the following countries were considered by the Advisor to be emerging market countries:

Asia	Latin America	Europe and the Middle East	Africa
China	Argentina	Czech Republic	South Africa

India	Brazil	Estonia

Indonesia	Chile	Hungary

South Korea	Colombia	Israel

Malaysia	Mexico	Jordan

Pakistan	Peru	Poland

Philippines	Venezuela	Russia

Sri Lanka		Turkey

Taiwan

Thailand

Foreign Currency Transactions

Each of International Fund and Strategic Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Strategic Income Fund also may buy options on currencies for hedging purposes.

A Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

American, European and Continental Depositary Receipts

The Large Cap Value Fund, the Small Cap Value Fund and the Mid Cap Value Fund may invest up to 20% of their total assets in ADRs, EDRs, CDRs and GDRs. American Depositary Receipts (“ADRs”) are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts (“GDRs”) are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchanges and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds’ respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

RESTRICTED SECURITIES

Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the 1933 Act. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the 1933 Act and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”)

Proxy Voting Policies and Procedures

Adopted February 9, 2007

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

MEANS OF ACHIEVING COMPLIANCE

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate3, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[3]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date: